Exhibit 99.2

Q4 2022 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 2

About the Data

This data and other information described herein are as of and for the three months ended December 31, 2022 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements and the management's discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "approximately," "projects," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC's website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 3

Company Overview

As of February 22, 2023

Broadstone Net Lease, Inc. (NYSE:BNL) (the "Company," "BNL," "us," "our" and "we") is a real estate investment trust ("REIT") that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Since our inception, we have selectively invested in real estate across the industrial, healthcare, restaurant, retail, and office property types. We target properties with credit worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants' businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund core business operations rather than real estate ownership.

Executive Team

Christopher J. Czarnecki

Chief Executive Officer, President, and Director

Ryan M. Albano

Executive Vice President and Chief Financial Officer

John D. Moragne

Executive Vice President and Chief Operating Officer

John D. Callan, Jr.

Senior Vice President, General Counsel, and Secretary

Michael B. Caruso

Senior Vice President, Corporate Finance & Investor Relations

Timothy D. Dieffenbacher

Senior Vice President, Chief Accounting Officer, and Treasurer

Kevin M. Fennell

Senior Vice President, Capital Markets & Credit Risk

Laurier James Lessard, Jr.

Senior Vice President, Asset Management

Jennie L. O'Brien

Senior Vice President, Accounting & Controller

Roderick A. Pickney

Senior Vice President, Acquisitions

Molly Kelly Wiegel

Senior Vice President, Human Resources

Andrea T. Wright

Senior Vice President, Property Management

Board of Directors

Laurie A. Hawkes

Chairman of the Board

Christopher J. Czarnecki

Chief Executive Officer and President

Denise Brooks-Williams

Michael A. Coke

Jessica Duran

Laura Felice

David M. Jacobstein

Shekar Narasimhan

Geoffrey H. Rosenberger

James H. Waters

Company Contact Information

Michael Caruso
SVP, Corporate Finance & Investor Relations

michael.caruso@broadstone.com

585-402-7842

Transfer Agent

Computershare Trust Company, N.A.

150 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 4

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
Financial Summary
Investment in rental property	$5,035,846	$4,775,460	$4,594,776	$4,431,929	$4,234,544
Less accumulated depreciation	(533,965)	(505,456)	(479,952)	(454,122)	(430,141)
Investment in rental property, net	4,501,881	4,270,004	4,114,824	3,977,807	3,804,403
Cash and cash equivalents	21,789	75,912	16,813	54,103	21,669
Restricted cash	38,251	6,449	12,163	11,444	6,100
Total assets	5,457,609	5,239,192	4,979,442	4,852,520	4,618,648
Unsecured revolving credit facility	197,322	219,537	320,657	266,118	102,000
Mortgages, net	86,602	94,753	95,453	96,141	96,846
Unsecured term loans, net	894,692	894,378	587,098	586,884	646,671
Senior unsecured notes, net	844,555	844,367	844,178	843,990	843,801
Total liabilities	2,195,104	2,231,045	2,012,800	1,961,200	1,877,510
Total Broadstone Net Lease, Inc. stockholders' equity	3,092,918	2,840,692	2,798,690	2,724,641	2,577,292
Total equity (book value)	3,262,505	3,008,147	2,966,642	2,891,320	2,741,138

Revenues	112,135	103,524	98,013	93,841	92,642
General and administrative - other	7,814	8,439	7,907	7,899	7,501
Stock based compensation	1,503	1,503	1,381	929	1,025
General and administrative	9,317	9,942	9,288	8,828	8,526
Total operating expenses	61,320	59,133	50,875	48,162	46,649
Interest expense	23,773	20,095	17,888	16,896	16,997
Net income	36,773	28,709	35,552	28,441	32,226
Net earnings per common share, diluted	$0.20	$0.16	$0.20	$0.16	$0.19

FFO	71,718	72,169	68,340	61,504	62,152
FFO per share, diluted	$0.39	$0.39	$0.38	$0.35	$0.36
Core FFO	70,527	66,677	65,986	64,076	62,232
Core FFO per share, diluted	$0.38	$0.36	$0.37	$0.37	$0.36
AFFO	65,585	63,386	62,804	60,401	58,692
AFFO per share, diluted	$0.36	$0.35	$0.35	$0.35	$0.34

Net cash provided by operating activities	60,440	77,515	58,855	59,104	57,619
Net cash used in investing activities	(274,485)	(205,187)	(172,293)	(207,678)	(133,925)
Net cash provided by financing activities	191,724	181,057	76,867	186,352	83,998
Distributions declared	45,824	46,242	49,507	48,115	45,857
Distributions declared per diluted share	$0.275	$0.270	$0.270	$0.265	$0.265

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 5

Balance Sheet

(unaudited, in thousands)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Assets
Accounted for using the operating method:
Land	$768,667	$755,206	$731,208	$709,962	$655,374
Land improvements	340,385	331,858	320,513	300,300	295,329
Buildings and improvements	3,888,756	3,650,275	3,503,478	3,381,990	3,242,618
Equipment	10,422	10,422	10,422	10,422	11,870
Total accounted for using the operating method	5,008,230	4,747,761	4,565,621	4,402,674	4,205,191
Less accumulated depreciation	(533,965)	(505,456)	(479,952)	(454,122)	(430,141)
Accounted for using the operating method, net	4,474,265	4,242,305	4,085,669	3,948,552	3,775,050
Accounted for using the direct financing method	27,045	27,128	28,584	28,684	28,782
Accounted for using the sales-type method	571	571	571	571	571
Investment in rental property, net	4,501,881	4,270,004	4,114,824	3,977,807	3,804,403
Cash and cash equivalents	21,789	75,912	16,813	54,103	21,669
Accrued rental income	135,666	129,579	124,297	120,117	116,874
Tenant and other receivables, net	1,349	791	2,069	1,160	1,310
Prepaid expenses and other assets	49,661	18,984	22,916	22,525	17,275
Interest rate swap, assets	63,390	66,602	26,562	8,944	—
Goodwill	339,769	339,769	339,769	339,769	339,769
Intangible lease assets, net	329,585	322,314	316,119	311,277	303,642
Debt issuance costs – unsecured revolving credit facility, net	6,013	6,485	6,956	7,427	4,065
Leasing fees, net	8,506	8,752	9,117	9,391	9,641
Total assets	$5,457,609	$5,239,192	$4,979,442	$4,852,520	$4,618,648
Liabilities and equity
Unsecured revolving credit facility	$197,322	$219,537	$320,657	$266,118	$102,000
Mortgages, net	86,602	94,753	95,453	96,141	96,846
Unsecured term loans, net	894,692	894,378	587,098	586,884	646,671
Senior unsecured notes, net	844,555	844,367	844,178	843,990	843,801
Interest rate swap, liabilities	—	—	—	1,154	27,171
Accounts payable and other liabilities	47,547	52,594	42,923	40,611	38,038
Dividends payable	54,460	49,886	49,541	47,682	45,914
Accrued interest payable	7,071	10,559	6,086	9,845	6,473
Intangible lease liabilities, net	62,855	64,971	66,864	68,775	70,596
Total liabilities	2,195,104	2,231,045	2,012,800	1,961,200	1,877,510
Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	47	43	43	42	41
Additional paid-in capital	3,419,395	3,148,075	3,125,377	3,056,560	2,924,168
Cumulative distributions in excess of retained earnings	(386,049)	(369,260)	(350,127)	(336,988)	(318,476)
Accumulated other comprehensive loss	59,525	61,834	23,397	5,027	(28,441)
Total Broadstone Net Lease, Inc. stockholders’ equity	3,092,918	2,840,692	2,798,690	2,724,641	2,577,292
Non-controlling interests	169,587	167,455	167,952	166,679	163,846
Total equity	3,262,505	3,008,147	2,966,642	2,891,320	2,741,138
Total liabilities and equity	$5,457,609	$5,239,192	$4,979,442	$4,852,520	$4,618,648

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 6

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Revenues
Lease revenues, net	$112,135	$103,524	$98,013	$93,841	$92,642
Operating expenses
Depreciation and amortization	45,606	39,400	35,511	34,290	33,476
Property and operating expense	6,397	5,636	4,696	5,044	4,440
General and administrative	9,317	9,942	9,288	8,828	8,526
Provision for impairment of investment in rental properties	—	4,155	1,380	—	207
Total operating expenses	61,320	59,133	50,875	48,162	46,649
Other (expenses) income
Interest income	40	4	—	—	6
Interest expense	(23,773)	(20,095)	(17,888)	(16,896)	(16,997)
Cost of debt extinguishment	(77)	(231)	—	—	—
Gain on sale of real estate	10,625	61	4,071	1,196	3,732
Income taxes	(106)	(356)	(401)	(412)	(457)
Other (expenses) income	(751)	4,935	2,632	(1,126)	(51)
Net income	36,773	28,709	35,552	28,441	32,226
Net income attributable to non-controlling interests	(2,041)	(1,600)	(2,036)	(1,683)	(1,935)
Net income attributable to Broadstone Net Lease, Inc.	$34,732	$27,109	$33,516	$26,758	$30,291

Weighted average number of common shares outstanding
Basic[1]	173,283	172,578	169,555	163,809	161,545
Diluted[1]	183,592	182,971	180,256	174,288	172,094
Net earnings per common share[2]
Basic and diluted	$0.20	$0.16	$0.20	$0.16	$0.19

1 Excludes 396,924, 395,441, 377,407, 370,539, and 373,678, weighted average shares of unvested restricted common stock for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021.

2 Excludes $0.1 million from the numerator for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 7

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net income	$36,773	$28,709	$35,552	$28,441	$32,226
Real property depreciation and amortization	45,570	39,366	35,479	34,259	33,451
Gain on sale of real estate	(10,625)	(61)	(4,071)	(1,196)	(3,732)
Provision for impairment of investment in rental properties	—	4,155	1,380	—	207
FFO	$71,718	$72,169	$68,340	$61,504	$62,152
Net write-offs of accrued rental income	—	—	—	1,326	—
Lease termination fee	(1,678)	(791)	—	—	—
Cost of debt extinguishment	77	231	—	—	—
Gain on insurance recoveries	(341)
Severance	—	3	278	120	29
Other expenses (income)[1]	751	(4,935)	(2,632)	1,126	51
Core FFO	$70,527	$66,677	$65,986	$64,076	$62,232
Straight-line rent adjustment	(6,825)	(5,175)	(4,965)	(4,934)	(5,321)
Adjustment to provision for credit losses	—	(4)	(1)	—	(37)
Amortization of debt issuance costs	988	948	900	856	1,022
Amortization of net mortgage premiums	(26)	(26)	(25)	(27)	(26)
Loss on interest rate swaps and other non-cash interest expense	522	639	695	659	696
Amortization of lease intangibles	(1,308)	(1,176)	(1,167)	(1,158)	(899)
Stock-based compensation	1,503	1,503	1,381	929	1,025
Deferred taxes	204	—	—	—	—
AFFO	$65,585	$63,386	$62,804	$60,401	$58,692

Diluted weighted average shares outstanding[2]	183,592	182,971	180,256	174,288	172,094
Net earnings per diluted share[3]	$0.20	$0.16	$0.20	$0.16	$0.19
FFO per diluted share[3]	0.39	0.39	0.38	0.35	0.36
Core FFO per diluted share[3]	0.38	0.36	0.37	0.37	0.36
AFFO per diluted share[3]	0.36	0.35	0.35	0.35	0.34

1 Amount includes $0.8 million, ($4.9) million, ($2.6) million and $1.1 million of unrealized and realized foreign exchange (gain) loss for the three months ended December 31,2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively, primarily associated with our Canadian dollar denominated revolver borrowings.

2 Excludes 396,924, 395,441, 377,407, 370,539, and 373,678, weighted average shares of unvested restricted common stock for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022,and December 31, 2021, respectively.

3 Excludes $0.1 million from the numerator for the three months ended December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 8

EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Net income	$36,773	$28,709	$35,552	$28,441	$32,226
Depreciation and amortization	45,606	39,400	35,511	34,290	33,476
Interest expense	23,773	20,095	17,888	16,896	16,997
Income taxes	105	356	401	412	457
EBITDA	$106,257	$88,560	$89,352	$80,039	$83,156
Provision for impairment of investment in rental properties	—	4,155	1,380	—	207
Gain on sale of real estate	(10,625)	(61)	(4,071)	(1,196)	(3,732)
EBITDAre	$95,632	$92,654	$86,661	$78,843	$79,631
Adjustment for current quarter acquisition activity [1]	1,283	2,358	2,780	3,225	2,002
Adjustment for current quarter disposition activity [2]	(440)	—	(141)	(79)	(180)
Adjustment to exclude net write-offs of accrued rental income	—	—	—	1,326	—
Adjustment to exclude gain on insurance recoveries	(341)	—	—	—	—
Adjustment to exclude realized / unrealized foreign exchange (gain) loss	796	(4,934)	(2,632)	1,125	—
Adjustment to exclude cost of debt extinguishments	77	231	—	—	—
Adjustment to exclude lease termination fees	(1,678)	(791)	—	—	—
Adjusted EBITDAre	$95,329	$89,518	$86,668	$84,440	$81,453
General and administrative	9,318	9,942	9,288	8,825	8,523
Adjusted Net Operating Income ("NOI")	$104,647	$99,460	$95,956	$93,265	$89,976
Straight-line rental revenue, net	(7,315)	(5,750)	(5,616)	(5,456)	(5,611)
Other amortization and non-cash charges	(1,353)	(1,177)	(1,167)	(1,157)	(847)
Adjusted Cash NOI	$95,979	$92,533	$89,173	$86,652	$83,518
Annualized EBITDAre	$382,528	$370,616	$346,642	$315,375	$318,526
Annualized Adjusted EBITDAre	381,315	358,072	346,672	337,759	325,812
Annualized Adjusted NOI	418,585	397,834	383,830	373,060	359,904
Annualized Adjusted Cash NOI	383,914	370,128	356,701	346,606	334,072
1 Reflects an adjustment to give effect to all acquisition during the quarter as if they had been acquired as of the beginning of the quarter.

2 Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 9

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Contractual rental amounts billed for operating leases	$96,208	$91,208	$87,505	$84,396	$81,482
Adjustment to recognize contractual operating lease billings on a straight- line basis	6,898	5,344	5,090	5,021	5,372
Net write-offs of accrued rental income	—	—	—	(1,326)	—
Variable rental amounts earned	721	309	291	186	433
Earned income from direct financing leases	693	719	721	723	725
Interest income from sales-type leases	15	14	15	14	15
Operating expenses billed to tenants	5,720	5,061	4,263	4,735	4,464
Other income from real estate transactions	2,019	874	134	42	1
Adjustment to revenue recognized for uncollectible rental amounts billed, net	(139)	(5)	(6)	50	150
Total Lease revenues, net	$112,135	$103,524	$98,013	$93,841	$92,642

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 10

Capital Structure

(in thousands, except per share data)

Unsecured Revolving Credit Facility 3.7%
Mortgage Debt 1.7%
Senior Unsecured Notes 16.3%
Unsecured Term Loans 17.3%
OP Units 3.2%
Common Stock 57.8%
TOTAL $5.2 B

EQUITY
Shares of Common Stock	186,114
OP Units	10,205
Common Stock & OP Units	196,319
Price Per Share / Unit at December 31, 2022	$16.21
IMPLIED EQUITY MARKET CAPITALIZATION	$3,182,331
% of Total Capitalization	61.0%
DEBT
Unsecured Revolving Credit Facility - 2026	$197,322
Unsecured Term Loans	900,000
Unsecured Term Loan - 2026	400,000
Unsecured Term Loan - 2027	200,000
Unsecured Term Loan - 2029	300,000
Senior Unsecured Notes	850,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Senior Unsecured Public Notes - 2031	375,000
Mortgage Debt - Various	86,754
TOTAL DEBT	$2,034,076
% of Total Capitalization	39.0%
% of Total Debt / Floating Rate Debt	6.5%
% of Total Debt / Fixed Rate Debt	93.5%
% of Total Debt / Secured Debt	4.3%
% of Total Debt / Unsecured Debt	95.7%

Total Capitalization	$5,216,407
Less: Cash and Cash Equivalents	(21,789)
Enterprise Value	$5,194,618

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 11

Equity Rollforward

(in thousands)

	Shares of Common Stock		OP Units		Total Diluted Shares
Balance, January 1, 2022	162,383		10,323		172,706
ATM offerings	6,273		—		6,273
Board of directors fees	12		—		12
Grants of restricted stock awards	142		—		142
Retirement of common shares	(59)		—		(59)
Forfeiture of restricted stock awards	(1)		—		(1)
Balance, March 31, 2022	168,750		10,323		179,073
ATM offerings	3,236		—		3,236
Board of directors fees	13		—		13
Grants of restricted stock awards	32		—		32
Forfeiture of restricted stock awards	(8)		—		(8)
Balance, June 30, 2022	172,023		10,323		182,346
ATM offerings	962		—		962
OP Unit conversions	118		(118)		—
Board of directors fees	7		—		7
Grants of restricted stock awards	6		—		6
Forfeiture of restricted stock awards	(1)		—		(1)
Balance, September 30, 2022	173,115		10,205		183,320
Forfeiture of restricted stock awards	(1)		—		(1)
Settlement of August 2022 forward equity offering	13,000		—		13,000
Balance, December 31, 2022	186,114	—	10,205	—	196,319
Percentage ownership of OP at December 31, 2022	94.8%		5.2%		100%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 12

Debt Outstanding

(in thousands)

	Outstanding Balance
	December 31,	December 31,
	2022	2021	Interest Rate	Maturity Date
Unsecured revolving credit facility	$197,322	$102,000	Applicable reference rate + 0.85%[1]	Mar. 2026
Unsecured term loans:
2022 Unsecured Term Loan	—	60,000	one-month LIBOR + 1.00%	Feb. 2022
2024 Unsecured Term Loan	—	190,000	one-month LIBOR + 1.00%	Jun. 2024
2026 Unsecured Term Loan	400,000	400,000	one-month LIBOR + 1.00%	Feb. 2026
2027 Unsecured Term Loan	200,000	—	one-month adjusted SOFR + 0.95%	Aug. 2027
2029 Unsecured Term Loan	300,000	—	one-month adjusted SOFR + 1.25%	Aug. 2029
Total unsecured term loans	900,000	650,000
Unamortized debt issuance costs, net	(5,308)	(3,329)
Total unsecured term loans, net	894,692	646,671
Senior unsecured notes:
2027 Senior Unsecured Notes - Series A	150,000	150,000	4.84%	Apr. 2027
2028 Senior Unsecured Notes - Series B	225,000	225,000	5.09%	Jul. 2028
2030 Senior Unsecured Notes - Series C	100,000	100,000	5.19%	Jul. 2030
2031 Senior Unsecured Public Notes	375,000	375,000	2.60%	Sep. 2031
Total senior unsecured notes	850,000	850,000
Unamortized debt issuance costs and original issuance discount, net	(5,445)	(6,199)
Total senior unsecured notes, net	844,555	843,801
Total unsecured debt, net	$1,936,569	$1,592,472

1 At December 31, 2022 a balance of $123.5 million was subject to the one-month SOFR. The remaining balance includes $100 million CAD borrowings remeasured to $73.8 million USD, which was subject to the one-month Canadian Dollar Offered Rate.

	Origination	Maturity
	Date	Date	Interest	December 31,	December 31,
Lender	(Month/Year)	(Month/Year)	Rate	2022	2021
Wilmington Trust National Association	Apr-19	Feb-28	4.92%	$45,516	$46,760
Wilmington Trust National Association	Jun-18	Aug-25	4.36%	19,150	19,557
PNC Bank	Oct-16	Nov-26	3.62%	16,675	17,094
Aegon	Apr-12	Oct-23	6.38%	5,413	6,249
T2 Durham I, LLC	Jul - 21	Jul -24	Greater of Prime + 1.25% or 5.00%	—	7,500
Total mortgages				86,754	97,160
Debt issuance costs, net				(152)	(314)
Mortgages, net				$86,602	$96,846

Year of Maturity	Term Loans	Revolving Credit Facility	Senior Notes	Mortgages	Interest Expense	Total
2023	$—	$—	$—	$7,582	$79,171	$86,753
2024	—	—	—	2,260	78,906	81,166
2025	—	—	—	20,195	80,686	100,881
2026	400,000	197,322	—	16,843	57,180	671,345
2027	200,000	—	150,000	1,596	42,401	393,997
Thereafter	300,000	—	700,000	38,278	64,255	1,102,533
Total	$900,000	$197,322	$850,000	$86,754	$402,599	$2,436,675

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 13

Net Debt Metrics

(in thousands)

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Debt
Unsecured revolving credit facility	$197,322	$219,537	$320,657	$266,118	$102,000
Unsecured term loans, net	894,692	894,378	587,098	586,884	646,671
Senior unsecured notes, net	844,555	844,367	844,178	843,990	843,801
Mortgages, net	86,602	94,753	95,453	96,141	96,846
Debt issuance costs	10,905	11,498	8,991	9,419	9,842
Gross Debt	2,034,076	2,064,533	1,856,377	1,802,552	1,699,160
Cash and cash equivalents	(21,789)	(75,912)	(16,813)	(54,103)	(21,669)
Restricted cash	(38,251)	(6,449)	(12,163)	(11,444)	(6,100)
Net Debt	$1,974,036	$1,982,172	$1,827,401	$1,737,005	$1,671,391
Anticipated proceeds from forward equity agreement	—	(270,732)	—	—	—
Pro Forma Net Debt	$1,974,036	$1,711,440	$1,827,401	$1,737,005	$1,671,391

Net Debt to Annualized EBITDAre	5.2x	5.3x	5.3x	5.5x	5.3x
Net Debt to Annualized Adjusted EBITDAre	5.2x	5.5x	5.3x	5.1x	5.1x
Pro Forma Net Debt to Annualized Adjusted EBITDAre	5.2x	4.8x	5.3x	5.1x	5.1x

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 14

Covenants

The following is a summary of key financial covenants for the Company's revolving credit facility and unsecured term loans and senior unsecured notes. The covenants associated with the Revolving Credit Facility, Unsecured Term Loans with commercial banks, and the Series A-C Senior Unsecured Notes, are reported to the lenders via quarterly covenant reporting packages. The covenants associated with the 2031 Senior Unsecured Public Notes are not required to be reported externally to third parties, and are instead calculated in connection with borrowing activity and for financial reporting purposes only. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of December 31, 2022, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Unsecured Notes Series A, B, & C	2031 Senior Unsecured Public Notes
Leverage ratio	≤ 0.60 to 1.00	0.34	0.35	Not Applicable
Secured indebtedness ratio	≤ 0.40 to 1.00	0.02	0.01	Not Applicable
Unencumbered coverage ratio	≥ 1.75 to 1.00	3.72	Not Applicable	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	3.52	3.52	Not Applicable
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.36	0.37	Not Applicable
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable	Not Applicable
Aggregate debt ratio	≤ 0.60 to 1.00	Not Applicable	Not Applicable	0.37
Consolidated income available for debt to annual debt service charge	≥ 1.50 to 1.00	Not Applicable	Not Applicable	4.65
Total unencumbered assets to total unsecured debt	≥ 1.50 to 1.00	Not Applicable	Not Applicable	2.73
Secured debt ratio	≤ 0.40 to 1.00	Not Applicable	Not Applicable	0.02

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 15

Debt Maturities

(dollars in millions)

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

$1,417
$350
$271
$300
$375
$100
$5
$0
$19
$0
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032+
Mortgages
Unsecured Credit Facilities
Drawn Revolver Capacity
Undrawn Revolver Capacity
Senior Unsecured Notes

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 16

Investment Activity

(square feet and dollars in thousands)

The following tables summarize the Company's investment activity during 2022.

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	2022
Acquisitions:
Number of transactions	6	11	8	7	32
Number of properties	27	15	27	17	86
Square feet	619	1,514	2,414	2,678	7,225
Acquisition price	$209,973	$164,995	$203,926	$299,539	$878,433
Initial cash cap rate	5.7%	6.5%	6.5%	6.7%	6.4%
Initial GAAP cap rate	6.4%	8.2%	7.9%	8.0%	7.6%
Weighted avg. lease term (years)	19.3	20.0	20.9	19.7	20.3
Weighted average annual rent increase	1.5%	2.2%	2.0%	2.0%	2.0%

Revenue generating capital expenditures:
Number of properties[1]	-	1	1	1	3
Investments[2]	-	$17,387	$600	$10,754	$28,741
Initial cash cap rate	-	5.8%	8.1%	6.8%	5.9%
Weighted avg. lease term (years)	-	19.3	14.0	18.8	19.0
Weighted average annual rent increase	-	1.8%	3.5%	1.8%	1.8%

Total investments	$209,973	$182,382	$204,526	$310,293	$907,174
Total initial cash cap rate	5.7%	6.4%	6.5%	6.7%	6.4%
Total weighted average lease term (years)	19.3	19.9	20.8	19.7	20.3
Total weighted average annual rent increase	1.5%	2.1%	2.0%	2.0%	2.0%

1 Number of properties includes revenue generating capital expenditures on existing properties.

2 Total unfunded investment commitments at December 31, 2022 were $30.6 million

Q4 Acquisitions
Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (years)	Weighted Average Annual Rent Increase	Acquisition Price
Industrial	11	2,629	19.2	2.0%	$281,389
Retail	5	37	16.0	1.2%	15,131
Office	1	12	20.1	2.0%	3,019
Total Properties	17	2,678	19.7	2.0%	$299,539

2022 Acquisitions:
Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (years)	Weighted Average Annual Rent Increase	Acquisition Price
Industrial	40	6,537	21.4	2.2%	$615,823
Retail	24	472	16.5	1.5%	125,495
Restaurant	19	148	19.6	1.1%	112,410
Healthcare	2	56	11.9	2.6%	21,686
Office	1	12	20.1	2.0%	3,019
Total Properties	86	7,225	20.3	2.0%	$878,433

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 17

Dispositions

(square feet and dollars in thousands)

The following table summarizes the Company's property disposition activity during 2022.

Q1 2022
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Restaurant	1	8	$3,891	5,212	$3,824
Total Properties	1	8	$3,891	$5,212	$3,824
Weighted average cash cap rate					5.7%

Q2 2022
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Restaurant	3	13	$7,792	$11,889	$7,311
Total Properties	3	13	$7,792	$11,889	$7,311
Weighted average cash cap rate					5.1%

Q3 2022
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Retail	1	34	$6,901	$1,650	$1,557
Total Properties	1	34	$6,901	$1,650	$1,557
Weighted average cash cap rate					N/A1
[1] Property was vacant at the time of disposition.

Q4 2022
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Industrial	1	314	$23,289	$30,565	$21,970
Restaurant	2	13	$6,447	$8,631	$5,823
Total Properties	3	327	$29,736	$39,196	$27,793
Weighted average cash cap rate					5.7%

2022
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Industrial	1	314	$23,289	$30,565	$21,970
Restaurant	6	34	$18,130	$25,732	$16,958
Retail	1	34	$6,901	$1,650	$1,557
Total Properties	8	382	$48,320	$57,947	$40,485
Weighted average cash cap rate					5.6%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 18

Portfolio at a Glance: Key Metrics

	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Properties	804	790	764	752	726
U.S. States	44	44	44	43	42
Canadian Provinces	4	4	4	4	1
Total Annualized Base Rent	$389.1M	$371.9M	$360.0M	$347.7M	$334.1M
Total Rentable Sq. Footage	39.1M	36.8M	34.4M	32.8M	32.2M
Tenants	221	218	213	210	204
Brands	211	208	203	198	189
Industries	55	56	57	56	56
Occupancy (based on SF)	99.4%	99.3%	99.8%	99.8%	99.8%
Rent Collection	99.9%	100.0%	100.0%	100.0%	100.0%
Top Ten Tenant Concentration	19.0%	17.1%	16.5%	17.1%	17.5%
Top Twenty Tenant Concentration	31.4%	29.8%	29.4%	30.0%	30.3%
Investment Grade (tenant/guarantor)	15.4%	16.0%	16.4%	15.3%	15.7%
Financial Reporting Coverage[1]	94.3%	94.1%	94.0%	94.2%	94.0%
Rent Coverage Ratio (Restaurants Only)	3.2x	3.1x	3.3x	3.2x	3.2x
Weighted Average Annual Rent Increases	2.0%	2.0%	2.0%	2.0%	2.0%
Weighted Average Remaining Lease Term	10.9 years	10.7 years	10.6 years	10.5 years	10.5 years
Master Leases (based on ABR)
Total Portfolio	40.8%	37.7%	36.1%	34.5%	32.7%
Multi-site Tenants	67.7%	65.4%	63.9%	61.6%	59.2%

1 Includes 8.5%, 8.8%, 9.0%, 9.1%, and 9.4%, related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 19

Diversification: Tenants & Brands

Top 20 Tenants

Tenant	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Roskam Baking Company *	Food Processing	7	$15,605	4.0%	2,250	5.7%
AHF, LLC*	Distribution & Warehouse/Manufacturing	9	8,995	2.3%	2,014	5.1%
Jack's Family Restaurants *	Quick Service Restaurants	43	7,310	1.9%	147	0.4%
Joseph T. Ryerson & Son, Inc	Distribution & Warehouse	11	$6,491	1.7%	1,537	3.9%
Red Lobster Hospitality & Red Lobster Restaurants LLC*	Casual Dining	19	6,178	1.6%	158	0.4%
J. Alexander's, LLC*	Casual Dining	16	6,115	1.6%	131	0.4%
Axcelis Technologies, Inc.	Flex and R&D	1	$5,991	1.5%	417	1.1%
Dollar General Corporation	General Merchandise	60	5,956	1.5%	562	1.4%
Hensley & Company*	Distribution & Warehouse	3	5,871	1.5%	577	1.5%
BluePearl Holdings, LLC**	Animal Health Services	13	$5,543	1.4%	165	0.4%
Total Top 10 Tenants		182	$74,055	19.0%	7,958	20.3%

Outback Steakhouse of Florida LLC*	Casual Dining	22	$5,365	1.4%	140	0.4%
Tractor Supply Company	General Merchandise	21	5,349	1.4%	417	1.1%
Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	5,034	1.3%	156	0.4%
Siemens Medical Solutions USA, Inc. & Siemens Corporation	Manufacturing/Flex and R&D	2	5,012	1.2%	545	1.4%
Big Tex Trailer Manufacturing, Inc.*	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,957	1.2%	1,302	3.3%
Nestle' Dreyer's Ice Cream Company[1]	Cold Storage	1	4,543	1.2%	309	0.8%
Carvana, LLC*	Industrial Services	2	4,509	1.2%	230	0.6%
Klosterman Bakery*	Food Processing	11	4,500	1.2%	549	1.4%
Arkansas Surgical Hospital	Surgical	1	4,475	1.2%	129	0.3%
American Signature, Inc.	Home Furnishings	6	4,309	1.1%	474	1.2%
Total Top 20 Tenants		292	$122,108	31.4%	12,209	31.2%

1Nestle's ABR excludes $1.6 million of rent paid under a sub-lease for an additional property, which will convert to a prime lease no later than August, 2024

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 20

Top 20 Brands

Brand	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Roskam Baking Company*	Food Processing	7	15,605	4.0%	2,250	5.7%
AHF, LLC*	Distribution & Warehouse/Manufacturing	9	8,995	2.3%	2,014	5.1%
Jack's Family Restaurants *	Quick Service Restaurants	43	7,309	1.9%	147	0.4%
Ryerson	Distribution & Warehouse	11	6,491	1.7%	1,537	3.9%
Red Lobster*	Casual Dining	19	6,178	1.6%	157	0.4%
Axcelis	Flex and R&D	1	5,991	1.5%	417	1.1%
Dollar General Corporation	General Merchandise	60	5,956	1.5%	562	1.4%
Hensley*	Distribution & Warehouse	3	5,871	1.5%	577	1.5%
BluePearl Veterinary Partners**	Animal Health Services	13	5,543	1.4%	165	0.4%
Bob Evans Farms*	Casual Dining/Food Processing	21	5,391	1.4%	281	0.8%
Total Top 10 Brands		187	$73,330	18.8%	8,107	20.7%

Tractor Supply Co.	General Merchandise	21	5,349	1.4%	417	1.1%
Krispy Kreme	Quick Service Restaurants/ Food Processing	27	5,034	1.3%	156	0.4%
Siemens	Manufacturing/Flex and R&D	2	5,012	1.2%	545	1.4%
Big Tex Trailers*	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	4,957	1.2%	1,302	3.3%
Outback Steakhouse*	Casual Dining	20	4,641	1.2%	126	0.3%
Nestle'	Cold Storage	1	4,543	1.2%	310	0.8%
Carvana, LLC*	Industrial Services	2	4,509	1.2%	230	0.6%
Klosterman Bakery*	Food Processing	11	4,500	1.2%	549	1.4%
Arkansas Surgical Hospital	Surgical	1	4,476	1.2%	129	0.3%
Wendy's**	Quick Service Restaurants	29	4,319	1.1%	84	0.2%
Total Top 20 Brands		318	$120,670	31.0%	11,955	30.5%

1Nestle's ABR excludes $1.6 million of rent paid under a sub-lease for an additional property, which will convert to a prime lease no later than August, 2024

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 21

Diversification: Property Type

(rent percentages based on ABR)

$389 M
Annualized
Base Rent

Industrial	51%
Manufacturing	16%
Distribution & Warehouse	13%
Food Processing	11%
Flex and R&D	5%
Cold Storage	3%
Industrial Services	3%

Healthcare	17%
Clinical	7%
Healthcare Services	3%
Animal Health Services	3%
Surgical	2%
Life Science	2%

Restaurant	13%
Quick Service Restaurants	7%
Casual Dining	6%

Retail	12%
General Merchandise	7%
Automotive	3%
Home Furnishings	2%
Child Care	0%

Office	7%
Corporate Headquarters	3%
Strategic Operations	3%
Call Center	1%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 22

Diversification: Property Type (continued)

Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Industrial
Manufacturing	80	$63,406	16.3%	11,873	30.3%
Distribution & Warehouse	47	51,406	13.2%	9,459	24.2%
Food Processing	34	44,427	11.4%	5,516	14.1%
Flex and R&D	7	17,498	4.5%	1,457	3.7%
Cold Storage	4	12,810	3.3%	933	2.4%
Industrial Services	22	10,851	2.8%	587	1.5%
Untenanted	1	—	0.0%	122	0.3%
Industrial Total	195	200,398	51.5%	29,947	76.5%
Healthcare
Clinical	52	27,020	6.9%	1,091	2.8%
Healthcare Services	29	10,679	2.7%	478	1.2%
Animal Health Services	27	10,549	2.7%	405	1.0%
Surgical	12	10,463	2.7%	329	0.9%
Life Science	9	7,867	2.1%	549	1.4%
Untenanted	1	—	—	18	0.0%
Healthcare Total	130	66,578	17.1%	2,870	7.3%
Restaurant
Casual Dining	102	27,387	7.0%	678	1.7%
Quick Service Restaurants	146	24,993	6.5%	499	1.3%
Restaurant Total	248	52,380	13.5%	1,177	3.0%
Retail
General Merchandise	132	24,435	6.3%	1,865	4.8%
Automotive	68	12,667	3.3%	776	2.0%
Home Furnishings	13	7,147	1.8%	797	2.0%
Child Care	1	375	0.1%	10	0.0%
Retail Total	214	44,624	11.5%	3,448	8.8%
Office
Corporate Headquarters	8	10,761	2.8%	691	1.8%
Strategic Operations	5	9,875	2.5%	615	1.6%
Call Center	3	4,478	1.1%	345	0.9%
Untenanted	1	—	—	46	0.1%
Office Total	17	25,114	6.4%	1,697	4.4%
Total	804	$389,094	100.0%	39,139	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 23

Key Statistics by Property Type

	Q4 2022	Q3 2022	Q2 2022	Q1 2022	Q4 2021
Industrial
Number of properties	195	185	166	158	156
Square feet (000s)	29,947	27,631	25,279	23,881	23,617
Weighted average lease term (years)	11.2	11.2	10.8	10.3	10.5
Weighted average annual rent escalation	2.0%	2.0%	2.0%	2.0%	2.0%

Healthcare
Number of properties	130	130	129	128	128
Square feet (000s)	2,870	2,869	2,855	2,813	2,813
Weighted average lease term (years)	8.2	8.2	8.4	8.6	8.9
Weighted average annual rent escalation	2.2%	2.2%	2.2%	2.2%	2.2%

Restaurant
Number of properties	248	250	247	250	235
Square feet (000s)	1,177	1,191	1,174	1,188	1,064
Weighted average lease term (years)	14.8	14.8	15.0	15.3	15.0
Weighted average annual rent escalation	1.8%	1.8%	1.8%	1.9%	2.0%

Retail
Number of properties	214	209	206	200	191
Square feet (000s)	3,448	3,411	3,404	3,235	3,009
Weighted average lease term (years)	10.5	10.5	10.9	11.2	10.5
Weighted average annual rent escalation	1.6%	1.6%	1.6%	1.6%	1.5%

Office
Number of properties	17	16	16	16	16
Square feet (000s)	1,697	1,686	1,685	1,685	1,685
Weighted average lease term (years)	6.1	6.1	6.0	6.3	6.5
Weighted average annual rent escalation	2.5%	2.5%	2.4%	2.5%	2.4%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 24

Diversification: Tenant Industry

Industry	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Restaurants	251	$53,151	13.7%	1,220	3.1%
Health Care Facilities	103	52,306	13.4%	2,044	5.2%
Packaged Foods & Meats	29	37,998	9.8%	4,713	12.0%
Distributors	27	15,922	4.1%	2,695	6.9%
Auto Parts & Equipment	43	15,348	3.9%	2,668	6.8%
Food Distributors	8	14,699	3.8%	1,786	4.6%
Specialty Stores	31	13,805	3.5%	1,338	3.4%
Specialized Consumer Services	49	12,725	3.3%	728	1.9%
Home Furnishing Retail	18	12,684	3.3%	1,858	4.7%
Metal & Glass Containers	8	10,010	2.6%	2,206	5.6%
General Merchandise Stores	96	9,634	2.5%	880	2.2%
Industrial Machinery	20	9,317	2.4%	1,949	5.0%
Healthcare Services	18	9,231	2.4%	515	1.3%
Forest Products	9	8,995	2.3%	2,014	5.1%
Aerospace & Defense	6	7,419	1.9%	776	2.0%
Other (40 industries)	85	105,850	27.1%	11,530	29.6%
Untenanted properties	3	—	—	219	0.6%
Total	804	$389,094	100.0%	39,139	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 25

Diversification: Geography

(rent percentages based on ABR)

PORTFOLIO
CONCENTRATION
0.1–3%
3–6%
6–9%
9–10%

TOTAL PROPERTIES: 804   TOTAL STATES/PROVINCES: 44 U.S. states & 4 Canadian provinces

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 26

State / Province	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State / Province	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	72	$37,883	9.7%	3,621	9.3%	LA	4	3,400	0.9%	194	0.5%
MI	55	32,545	8.4%	3,811	9.7%	MS	11	3,320	0.9%	430	1.1%
IL	32	24,148	6.2%	2,424	6.2%	NE	6	3,173	0.8%	509	1.3%
WI	35	21,087	5.4%	2,163	5.5%	MD	4	3,002	0.8%	293	0.7%
CA	13	18,773	4.8%	1,718	4.4%	IA	4	2,768	0.7%	622	1.6%
OH	47	18,667	4.8%	1,728	4.4%	NM	9	2,733	0.7%	107	0.3%
FL	42	16,197	4.2%	844	2.2%	SC	13	2,556	0.7%	308	0.8%
IN	32	15,552	4.0%	1,906	4.9%	CO	4	2,501	0.6%	126	0.3%
MN	21	15,341	3.9%	2,500	6.4%	WV	16	2,490	0.6%	109	0.3%
TN	50	15,117	3.9%	1,103	2.8%	UT	3	2,432	0.6%	280	0.7%
NC	37	13,935	3.6%	1,435	3.7%	CT	2	1,767	0.5%	55	0.1%
AL	53	12,151	3.1%	873	2.2%	MT	7	1,563	0.4%	43	0.1%
GA	33	11,473	2.9%	1,576	4.0%	NV	2	1,361	0.3%	81	0.2%
AZ	9	10,759	2.8%	909	2.3%	DE	4	1,167	0.3%	133	0.3%
MA	5	10,461	2.7%	1,026	2.6%	ND	2	954	0.2%	28	0.1%
PA	22	9,595	2.5%	1,836	4.7%	VT	2	420	0.1%	24	0.1%
KY	26	9,424	2.4%	1,148	2.9%	WY	1	307	0.1%	21	0.1%
NY	26	9,265	2.4%	680	1.7%	OR	1	136	0.0%	9	0.0%
AR	12	8,891	2.3%	544	1.4%	SD	1	81	0.0%	9	0.0%
OK	21	7,633	2.0%	977	2.5%	Total U.S.	797	381,436	98.0%	38,709	98.9%
MO	12	6,119	1.6%	1,138	2.9%	BC	2	4,408	1.1%	253	0.6%
KS	11	5,590	1.4%	648	1.7%	ON	3	1,984	0.5%	101	0.3%
VA	17	5,479	1.4%	204	0.5%	AB	1	933	0.2%	51	0.1%
NJ	3	4,909	1.3%	366	0.9%	MB	1	333	0.2%	25	0.1%
WA	15	4,311	1.1%	150	0.4%	Total Canada	7	7,658	2.0%	430	1.1%
						Grand Total	804	$389,094	100.0%	39,139	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 27

Lease Expirations

(rent percentages based on ABR)

20%
10%
0%
WEIGHTED AVERAGE
REMAINING LEASE TERM: 10.9 YRS
1.2%
3.7%
1.8%
5.0%
6.2%
6.1%
5.7%
14.0%
2.2%
8.1%
4.7%
1.6%
3.3%
6.8%
4.3%
2.0%
1.8%
1.5%
5.3%
11.2%
3.5%
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
Thereafter
Industrial
Healthcare
Restaurant
Retail
Office

Expiration Year	# Properties	# Leases	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2023	6	9	4,865	1.2%	559	1.4%
2024	11	11	14,224	3.7%	1,689	4.3%
2025	19	22	6,904	1.8%	385	1.0%
2026	35	35	19,317	5.0%	1,413	3.6%
2027	29	31	23,974	6.2%	2,079	5.3%
2028	35	35	23,742	6.1%	2,248	5.7%
2029	72	73	22,356	5.7%	2,724	7.0%
2030	101	101	54,280	14.0%	5,110	13.1%
2031	33	33	8,622	2.2%	804	2.1%
2032	62	63	31,420	8.1%	3,469	8.9%
2033	49	49	18,479	4.7%	1,575	4.0%
2034	33	33	6,295	1.6%	409	1.0%
2035	17	17	12,774	3.3%	1,927	4.9%
2036	87	87	26,414	6.8%	2,931	7.5%
2037	23	23	16,892	4.3%	1,124	2.9%
2038	35	35	7,962	2.0%	437	1.1%
2039	11	11	6,940	1.8%	803	2.1%
2040	31	31	5,744	1.5%	312	0.8%
2041	42	42	20,534	5.3%	1,737	4.4%
2042	59	59	43,460	11.2%	4,813	12.3%
Thereafter	11	11	13,896	3.5%	2,372	6.0%
Untenanted properties	3	—	-	0.0%	219	0.6%
Total	804	811	389,094	100.0%	39,139	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 28

Occupancy

Occupancy by Rentable Square Footage

100.0%
99.8%
99.2%
99.8%
99.8%
99.8%
99.3%
99.4%
2018
2019
2020
2021
Q1'22
Q2'22
Q3'22
Q4'22

Change in Occupancy

Number of properties
Vacant properties at January 1, 2022	2
Lease expirations[1]	1
Leasing activities	(1)
Vacant dispositions	—
Vacant properties at March 31, 2022	2
Lease expirations[1]	2
Leasing activities	(2)
Vacant dispositions	—
Vacant properties at June 30, 2022	2
Lease expirations[1]	4
Leasing activities	(2)
Vacant dispositions	(1)
Vacant properties at September 30, 2022	3
Lease expirations[1]	-
Leasing activities	-
Vacant dispositions	-
Vacant properties at December 31, 2022	3

1 Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved in the periods indicated above.

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Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude general and administrative expenses incurred at the corporate level. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of short-term rent deferrals, abatements or free rent, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for investments made during the month.

Cash Cap Rate: Cash Cap Rate represents the estimated first year cash yield to be generated on a real estate investment, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property excluding capitalized acquisitions costs.

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing acquisitions and dispositions for the quarter as if such acquisitions and dispositions had occurred at the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments, realized or unrealized gains and losses on foreign currency transactions, or the change in fair value of our earnout liability, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. We then annualize quarterly Adjusted EBITDAre by multiplying it by four to compute Annualized Adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO): FFO, Core FFO, and AFFO are non-GAAP measures. We believe the use of FFO, Core FFO, and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute Core FFO by adjusting FFO to exclude certain GAAP income and expense amounts that we believe are infrequently recurring, unusual in nature, or not related to its core real estate operations, including write-offs or recoveries of accrued rental income, lease termination fees, the change in fair value of our earnout liability, cost of debt extinguishments, unrealized and realized gains or losses on foreign currency transactions, severance, and other extraordinary items. We compute AFFO by adjusting Core FFO for certain non-cash revenues and expenses, including straight-line rents, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, relalized gain or losses on foreign currency transactions, internalization expenses, stock-based compensation, severance, extraordinary items, and other specified non-cash items.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 30

Definitions and Explanations (continued)

GAAP Cap Rate: GAAP Cap Rate represents the estimated first year GAAP yield to be generated on a real estate investment, which was computed at the time of investment based on the first full year of rental income computed in accordance with GAAP, divided by the purchase price including capitalized acquisition costs for the property.

Gross Debt: We define Gross Debt as total debt plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is "occupied" or "leased" means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management's estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 31